Litigations	12 Months Ended
Dec. 31, 2020
Litigations
Litigations

26.  Litigations

The Company is defendant in numerous legal actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management's assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

a) Provision for legal proceedings

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation on the estimate of the costs that may be required to settle the obligations.

Tax litigations-Mainly refers to the lawsuit filed in 2011 by Valepar (merged by Vale) seeking the right to exclude the amount of dividends received in the form of interest on stockholders' equity ("JCP") from the PIS and COFINS tax base. The amount reserved for this proceeding as at December 31, 2020 is US$423 (2019: US$536). This proceeding is guaranteed by a judicial deposit in the amount of US$487 recorded at December 31, 2020 (2019: US$616).

Civil litigations-Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate Vale's operational activities.

Labor litigations-Refers to lawsuits for individual claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations-Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

				Environmental	Total of
	Tax litigation	Civil litigation	Labor litigation	litigation	litigation provision
Balance at December 31, 2018	729	166	459	3	1,357
Additions and reversals, net	10	168	106	7	291
Payments	(33)	(58)	(110)	—	(201)
Indexation and interest	9	42	18	1	70
Translation adjustment	(19)	(18)	(18)	—	(55)
Balance at December 31, 2019	696	300	455	11	1,462
Additions and reversals, net	29	26	16	2	73
Payments	(23)	(30)	(59)	—	(112)
Indexation and interest	(85)	30	26	1	(28)
Translation adjustment	(132)	(66)	(103)	(3)	(304)
Balance at December 31, 2020	485	260	335	11	1,091
Current liabilities	8	15	64	—	87
Non-current liabilities	477	246	271	11	1,004
	485	260	335	11	1,091

(i)Includes amounts regarding to social security claims that were classified as labor claims.

b) Contingent liabilities

	December 31, 2020	December 31, 2019
Tax litigations	6,911	8,040
Civil litigations	1,348	1,518
Labor litigations	563	773
Environmental litigations	907	1,094
Total	9,729	11,425

The main contingent liabilities, updated by applicable interest rates, for which the likelihood of loss is not considered remote are discussed as follows:

(b.i) CFEM-related proceedings:

The Company is engaged in numerous administrative and judicial proceedings related to the mining royalty known as CFEM. These proceedings arise out of a large number of assessments by the Brazilian National Mining Agency ("Agência Nacional de Mineração-ANM", former "DNPM"), which main discussions involve the deduction of insurance and transportation costs indicated in the corresponding invoice payment of royalties on pellet sales and CFEM charges on the revenues provided by our subsidiaries abroad. The Company estimates the possible losses resulting from these proceedings to be US$2,065  (R$10,730 million) as at December 31, 2020 (US$1,914  (R$7,715 million) as at December 31,2019).

(b.ii) Assessments and legal proceedings related to PIS/COFINS:

The Company has received several tax assessments from the Brazilian federal tax authority contending that Vale incorrectly claimed PIS and COFINS tax credits. The tax authorities claim that (i) some credits deducted from the Company's payments of PIS and COFINS were not deductible; and (ii) the Company has not submitted adequate evidence of certain other credits. The Company is contesting these assessments related to the credits taken from 2002 onwards. The Company estimates the possible losses resulting from these proceedings to be US$1,078  (R$5,602 million) as at December 31, 2020 (US$1,350  (R$5,442 million) as at December 31, 2019). The Company may receive other tax assessments in the future.

(b.iii) Value added tax on services and circulation of goods ("ICMS") tax assessments and legal proceedings:

The Company is engaged in several administrative and court proceedings relating to additional charges of ICMS by the tax authorities of different Brazilian states. In each of these proceedings, the tax authorities claim that (i) certain credits that have been deducted from Vale's payments of ICMS were not deductible; (ii) the Company failed to comply with certain accessory obligations; (iii) the Company is required to pay the ICMS on electricity purchases (iv) the Company is required to pay ICMS in connection with goods that we bring into the State of Para and (v) increase in ICMS on own transportation. The Company estimates the possible losses resulting from these proceedings to be US$648  (R$3,369 million) as at December 31, 2020 (US$758  (R$3,057 million) as at December 31, 2019).

(b.iv) Tax assessment notices on alleged non-deductibility of goodwill amortization:

The Company is a party in administrative proceedings relating tax assessment notices for collection of IRPJ and CSLL, including fine and interest, related to the periods between 2013 and 2016. These tax assessments are based on the alleged non-deductibility of goodwill amortization expenses recorded by Vale in the acquisition of CAEMI (merged by Vale). The disallowance of goodwill amortization expenses resulted in a reduction in the balance of tax losses recorded by the Company and in the collection of IRPJ and CSLL. The Company is discussing the charges at the administrative level and the potential loss is classified as possible in the amount of US$300  (R$1,558 million) as at December 31, 2020 (US$358  (R$1,445 million) as at December 31, 2019).

(b.v) Tax on Services ("ISS"):

The Company is party in a number of administrative and judicial proceedings related to the collection of ISS in several Brazilian municipalities. The tax authorities main allegations for those proceedings are: (i) the tax basis used for computing the tax payable was incorrect; (ii) failure to pay ISS related to third parties asset management services; and (iii) the incidence of ISS over own goods port handling services ("self-service"). As at December 31, 2020, the total amount of the possible loss is US$504  (R$2,621 million) (US$597  (R$2,405 million) as at December 31, 2019).

(b.vi) Penalties on the undue deduction of tax credits:

Vale has received several assessments from the Brazilian federal tax authority("RFB") imposing penalties resulting from the rejection by the tax authority of certain offsetting of federal debits. In these cases, the tax authority alleged that we offset taxes with improper tax credits, and issued assessments imposing fines in the amount of 50% of the amount that was unduly deducted. There is a leading case in Federal Supreme Court discussing the legal grounds for this charge, whose decision will affect all taxpayers who argue this thesis. At December 31, 2020, the total amount of fines imposed, which likelihood of loss is classified as possible, was US$297  (R$1,542 million) (US$381  (R$1,535 million) as at December 31, 2019).

(b.vii) Assessments regarding the disallowance of JCP:

In addition to the tax contingent liabilities presented in the table above, on February 23, 2021 (subsequent event), Vale was assessed for collection of IRPJ, CSLL and penalties in the amount of US$659  (R$3,423 million) regarding the disallowance of the JCP expenses deducted from the 2017 taxable income. There was also a reduction in tax losses, with the corresponding tax impact of US$134  (R$698 million), including penalties and interest. The Company will file an administrative appeal and, based on its assessment of the tax treatment, it believes that the likelihood of loss is possible.

(b.viii) Public civil actions seeking for the suspension of the Company's environmental licenses:

The Company is engaged on public civil actions brought by associations representing the Kayapó and Xikrin indigenous communities, in the state of Pará, which seek to suspend the Company's environmental licenses for Onça Puma (nickel), Salobo (copper) and S11D (iron ore). Those associations claim, among other things, that during the environmental licensing process, the Company did not perform appropriate studies on the impacts from those operations over the surrounding indigenous communities, which were ordinarily processed and approved by the competent licensing bodies and they benefit from the legal presumption of legitimacy. The Company estimates the likelihood of loss on those proceedings as possible, however, the amount of a possible loss resulting from a possible Interruption of these operations or compensatory measures to prevent the suspension of their environmental licenses cannot be reliably estimated.

c) Judicial deposits

	December 31, 2020	December 31, 2019
Tax litigations	988	1,278
Civil litigations	85	86
Labor litigations	177	246
Environmental litigations	18	41
Brumadinho event (note 23)	—	1,482
Total	1,268	3,133

d) Guarantees contracted for legal proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$2.2 billion (R$11.3 billion) in guarantees for its lawsuits, as an alternative to judicial deposits.

e) Contingent Assets

(e.i) Compulsory Loan

In 2015, the Company requested for the enforcement of the judicial decision related to a favorable unappealable decision which partially recognized its right to refund the differences of monetary adjustments and interests due over to the third convertible bonds issued by Eletrobrás shares in the period within 1987 to 1993. In November 2019, the Company requested for the payment recognized by Eletrobrás as due and such requirement was granted by the court. In August 2020, the Company received US$55 (R$301 million) and the remaining amount is still under evaluation and, therefore, the contingent asset was not recognized in the Company's financial statements.

(e.ii) ICMS included in PIS and COFINS computation tax base

Vale has been discussing the issue regarding the exclusion of ICMS in PIS and COFINS tax basis in two judicial proceedings. In one of the proceedings, the Company has obtained a definitive favorable decision (res judicata) in relation to taxable events from March 2012 onwards, therefore the Company recognized a gain of US$60  (R$313 million) in the income statement for the year ended December 31, 2020, which was calculated based on the ICMS collected during the period in which Vale was supported by a definitive favorable decision. Since there is a leading case in the Supreme Court discussing this subject, the Company may recognize an additional gain of US$14  (R$72 million) (historical amount), if prevails the thesis that the ICMS credit should be the amount stated in the invoices.

The other lawsuit, estimated at an amount of US$66  (R$343 million) (historical amount) and related to taxable events from December 2001 to February 2012, has a favorable decision, but a final decision has not been issued. Therefore, the Company did not recognize this contingent asset as at December 31, 2020.

(e.iii) Arbitration related to Simandou

In 2010, the Company acquired a 51% interest in BSG Resources Limited G ("BSGR"), which held concession rights and permits for iron ore exploration in the Republic of Guinea. In 2014, the Republic of Guinea revoked these concessions based on evidence that BSGR had obtained them through bribery of Guinean government officials. The Republic of Guinea did not make any finding of any involvement or responsibility on the Company's part.

The arbitral tribunal in London ruled in the Company’s favor and ordered BSGR to pay to the Company the amount of approximately US$2 billion (with interest and costs). BSGR went into administration in March 2018, and the Company has commenced legal proceedings against BSGR before courts in London, England and in the United States District Court for the Southern District of New York to enforce the arbitral award against BSGR.

The Company intends to pursue the enforcement of the award and collection of the amounts due by all legally available means, but since there can be no assurance as to the timing and amount of any collections, the asset was not recognized in its financial statements.

(e.iv) Tax Litigation in Canada

Vale Canada Limited ("VCL") and the Canadian tax agency, affiliated with the Canadian Department of Justice, have signed an agreement on a tax dispute related to the tax treatment of receipts and expenses incurred by the VCL in merger and acquisition transactions that occurred in 2006. In 2019, the Company recognized an asset in the amount of US$162  (CAD221 million), which corresponded to the amount due from the income tax refund, including estimated interest. In 2020, the Company recognized an additional amount of US$15  (CAD21 million) related to interest. The total amount has been paid in full to the company.

Accounting policy

A provision is recognized when it is considered probable that an outflow of resources will be required to settle the obligation and can be reliably estimated. The liability is accounted against an expense in the income statement. This obligation is updated based on the developments of the judicial process or interest accretion and can be reversed if the expectation of loss is not considered probable due to changes in circumstances or when the obligation is settled.

Critical accounting estimates and judgments

Litigations are contingent by nature, that is, it will be resolved when one or more future event occurs or fails to occur. Typically, the occurrence or not of such events is outside of the Company’s control. Legal uncertainties involve the application of significant estimates and judgments by management regarding the potential outcomes of future events.